Exhibit 10.18

FELICITEX THERAPEUTICS, INC.

NON-STATUTORY STOCK OPTION AGREEMENT

1. Grant of Option. Effective March 1, 2013 (“Date of Grant”), FELICITEX THERAPEUTICS, INC., a Delaware corporation (the “Corporation”), hereby grants to Yuriy Gankin (the “Optionee”) an option, pursuant to the Corporation’s 2012 Stock Option and Restricted Stock Plan (the “Plan”), to purchase an aggregate of Sixty Eight Thousand Forty One (68,041) shares of the Corporation’s $0.0001 par value common stock (“Common Stock”) at a price of Two (0.02¢) cents per share, purchasable as set forth in and subject to the terms and conditions of this option and the Plan. Except where the context otherwise requires, the term “Corporation” shall include the all present and future subsidiaries of the Corporation as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the “Code”).

2. Non-Statutory Stock Option. This option is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

3. Exercise of option and Provisions for Termination.

(a) Vesting Schedule. Except as otherwise provided in this Agreement, this option may be exercised prior to the tenth (10th) anniversary of the Date of Grant (hereinafter the “Expiration Date”). Effective as of the Date of Grant, all of the shares covered by this Option Agreement shall be deemed fully vested and not subject to repurchase by the Corporation.

The right of exercise shall be cumulative so that if the option is not exercised to the maximum extent permissible during any exercise period, it shall be exercisable, in whole or in part, with respect to all shares not so purchased at any time prior to the Expiration Date or the earlier termination of this option. This option may not be exercised at any time on or after the Expiration Date, except as otherwise provided in Section 3(e) below.

(b) Exercise Procedure. Subject to the conditions set forth in this Agreement, this option shall be exercised by the Optionee’s delivery of a written notice of exercise in the form attached hereto and marked as Exhibit 1 to the Treasurer of the Corporation, specifying the number of shares to be purchased and the purchase price to be paid therefor and accompanied by payment in full in accordance with Section 4. Such exercise shall be effective upon receipt by the Treasurer of the Corporation of such written notice together with the required payment. The Optionee may purchase less than the number of shares covered hereby, provided that no partial exercise of this option may be for any fractional share or for fewer than ten (10) whole shares.

(c) Continuous Relationship with the Corporation. Except as otherwise provided in this Section 3, this option may not be exercised unless the Optionee, at the time it exercises this option, is, and has been at all times since the date of grant of this option, an employee, officer or director of, or consultant or advisor to, the Corporation or any subsidiary (an “Eligible Optionee”).

(d) Exercise Period Upon Termination of Relationship with the Corporation. If the Optionee ceases to be an Eligible Optionee for any reason, then, except as provided in paragraphs (e) and (f) below, the right to exercise this option shall terminate ten (10) years after such cessation (but in no event after the Expiration Date), provided that this option shall be exercisable only to the extent that the Optionee was entitled to exercise this option on the date of such cessation. The Corporation’s obligation to deliver shares upon the exercise of this option shall be subject to the satisfaction of all applicable federal, state and local income and employment tax withholding requirements. Notwithstanding the foregoing, if the Optionee, prior to the Expiration Date, materially violates the noncompetition or confidentiality provisions of any employment contract, confidentiality and nondisclosure agreement or other agreement between the Optionee and the Corporation or any subsidiary, the right to exercise this option shall terminate immediately upon written notice to the Optionee from the Corporation or any subsidiary describing such violation.

(e) Exercise Period Upon Death or Disability. If the Optionee dies or becomes disabled (within the meaning of Section 22(e)(3) of the Code) prior to the Expiration Date while it is an Eligible Optionee, or if the Optionee dies within three (3) months after the Optionee ceases to be an Eligible Optionee (other than as the result of a termination of such relationship by the Corporation or any subsidiary for “cause” as specified in paragraph (f) below), this option shall be exercisable, within the period of one (1) year following the date of death or disability of the Optionee (whether or not such exercise occurs before the Expiration Date), by the Optionee or by the person to whom this option is transferred by will or the laws of descent and distribution, provided that this option shall be exercisable only to the extent that this option was exercisable by the Optionee on the date of his death or disability. Except as otherwise indicated by the context, the term “Optionee,” as used in this option, shall be deemed to include the estate of the Optionee or any person who acquires the right to exercise this option by bequest or inheritance or otherwise by reason of the death of the Optionee.

(f) Discharge for Cause. If the Optionee, prior to the Expiration Date, is discharged by the Corporation or any subsidiary for “cause” (as defined below), the right to exercise this option shall terminate immediately upon such cessation of employment. “Cause” shall mean willful misconduct by the Optionee or willful failure to perform his responsibilities in the best interests of the Corporation or any subsidiary (including, without limitation, breach by the Optionee of any provision of any employment, consulting, advisory, nondisclosure, non- competition or other similar agreement between the Optionee and the Corporation or any subsidiary), as determined by the Corporation or any subsidiary, which determination shall be conclusive. The Optionee shall be considered to have been discharged for “cause” if the Corporation or any subsidiary determines, within thirty (30) days after the Optionee’s resignation, that discharge for cause was warranted.

4. Payment of Purchase Price.

(a) Method of Payment. Payment of the purchase price for shares purchased upon exercise of this option shall be made: (i) by delivery to the Corporation of cash or a check to the order of the Corporation in an amount equal to the purchase price of such shares, (ii) subject to the consent of the Corporation, by delivery to the Corporation of shares of Common Stock of the Corporation then owned by the Optionee having a fair market value equal in amount to the purchase price of such shares, (iii) by any other means which the Administrator (as that term is defined in the Plan) determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 under the Securities Exchange Act of 1934 and Regulation T promulgated by the Federal Reserve Board), or (iv) by any combination of such methods of payment.

(b) Valuation of Shares or Other Non-Cash Consideration Tendered in Payment of Purchase Price. For the purposes hereof, the fair market value of any share of the Corporation’s Common Stock or other non-cash consideration which may be delivered to the Corporation in exercise of this option shall be determined in good faith by the Administrator.

(c) Delivery of Shares Tendered in Payment of Purchase Price. If the Optionee exercises this option by delivery of shares of Common Stock of the Corporation, the certificate or certificates representing the shares of Common Stock of the Corporation to be delivered shall be duly executed in blank by the Optionee or shall be accompanied by a stock power duly executed in blank suitable for purposes of transferring such shares to the Corporation. Fractional shares of Common Stock of the Corporation will not be accepted in payment of the purchase price of shares acquired upon exercise of this option.

(d) Restrictions on Use of Option Stock. Notwithstanding the foregoing, no shares of Common Stock of the Corporation may be tendered in payment of the purchase price of shares purchased upon exercise of this option if the shares to be so tendered were acquired within twelve (12) months before the date of such tender through the exercise of an option granted under the Plan or any other stock option or restricted stock plan of the Corporation.

5. Delivery of Shares; Compliance with Securities Laws, Etc.

(a) General. The Corporation shall, upon payment of the option price for the number of shares purchased and paid for, make prompt delivery of such shares to the Optionee, provided that if any law or regulation requires the Corporation to take any action with respect to such shares before the issuance thereof, then the date of delivery of such shares shall be extended for the period necessary to complete such action.

(b) Listing, Qualification, Etc. This option shall be subject to the requirement that if, at any time, counsel to the Corporation shall determine that the listing, registration or qualification of the shares subject hereto upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with, the issuance or purchase of shares hereunder, this option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, disclosure or satisfaction of such other condition shall have been effected or obtained on terms acceptable to the Administrator. Nothing herein shall be deemed to require the Corporation to apply for, effect or obtain such listing, registration, qualification or disclosure, or to satisfy such other condition.

6. Nontransferability of Option. Except as provided in paragraph (e) of Section 3, this option is personal and no rights granted hereunder may be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) nor shall any such rights be subject to execution, attachment or similar process, except that this option may be transferred: (i) by will or the laws of descent and distribution or (ii) pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this option or of such rights contrary to the provisions hereof, or upon the levy of any attachment or similar process upon this option or such rights, this option and such rights shall, at the election of the Corporation, become null and void.

7. No Special Employment or Similar Rights. Nothing contained in the Plan or this option shall be construed or deemed by any person under any circumstances to create or to bind the Corporation or any subsidiary to enter into or continue any relationship (whether employment, independent contractor, agency, or other) of the Optionee with the Corporation or any subsidiary for the period within which this option may be exercised.

8. Rights as a Shareholder. The Optionee shall have no rights as a shareholder with respect to any shares which may be purchased by exercise of this option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) unless and until a certificate representing such shares is duly issued and delivered to the Optionee. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

9. Adjustment Provisions.

(a) General. In the event of a merger, consolidation, sale of all or substantially all of the securities or assets, or reorganization, recapitalization, etc. the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to an appropriate adjustment of the shares to be issued pursuant to this option.

(b) Administrator Authority to Make Adjustments. Any adjustments under this Section 9 will be made by the Administrator, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued pursuant to this option on account of any such adjustments.

10. Mergers, Consolidation, Distributions, Liquidations Etc. In the event of a merger, consolidation, distribution, liquidation or other similar event, the Optionee shall, with respect to this option or any unexercised portion hereof, be entitled to the rights and benefits, and be subject to the limitations, set forth in Article 9 of the Plan.

11. Withholding Taxes. The Corporation’s obligation to deliver shares upon the exercise of this option shall be subject to the Optionee’s satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

12. Investment Representations; Legends.

(a) Representations. The Optionee represents, warrants and covenants that:

(i) Any shares purchased upon exercise of this option shall be acquired for the Optionee’s account for investment only, and not with a view to, or for sale in connection with, any distribution of the shares in violation of the Securities Act of 1933 (the “Securities Act”), or any rule or regulation under the Securities Act.

(ii) The Optionee has had such opportunity as it has deemed adequate to obtain from representatives of the Corporation such information as is necessary to permit the Optionee to evaluate the merits and risks of his investment in the Corporation.

(iii) The Optionee is able to bear the economic risk of holding such shares acquired pursuant to the exercise of this option for an indefinite period.

(iv) The Optionee understands that: (A) the shares acquired pursuant to the exercise of this option will not be registered under the Securities Act and are “restricted securities” within the meaning of Rule 144 under the Securities Act; (B) such shares cannot be sold, transferred or otherwise disposed of unless they are subsequently registered under the Securities Act or an exemption from registration is then available; (C) in any event, an exemption from registration under Rule 144 or otherwise under the Securities Act may not be available for at least two years and even then will not be available unless a public market then exists for the Common Stock, adequate information concerning the Corporation is then available to the public, and other terms and conditions of Rule 144 are complied with; and (D) there is now no registration statement on file with the Securities and Exchange Commission with respect to any stock of the Corporation and the Corporation has no obligation or current intention to register any shares acquired pursuant to the exercise of this option under the Securities Act.

(v) The Optionee agrees that, if the Corporation offers any of his Common Stock for sale pursuant to a registration statement under the Securities Act, the Optionee will not, without the prior written consent of the Corporation, directly or indirectly offer, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant for the sale of or otherwise dispose of or transfer any shares purchased upon exercise of this option, for such period not to exceed (a) one hundred eighty (180) days following the effective date of the relevant registration statement filed under the Securities Act in connection with the Company’s initial public offering of Registrable Securities, or (b) ninety (90) days following the effective date of the relevant registration statement in connection with any other public offering of Registrable Securities; provided, however, that all officers and directors of the Company and all One (1%) percent or greater stockholders of the Company enter into similar agreements.

By making payment upon exercise of this option, the Optionee shall be deemed to have reaffirmed, as of the date of such payment, the representations made in this Section 12.

(b) Legends on Stock Certificate. All stock certificates representing shares of Common Stock issued to the Optionee upon exercise of this option shall have affixed thereto legends substantially in the following forms, in addition to any other legends required by applicable state Law:

“The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 and may not be transferred, sold or otherwise disposed of in the absence of an effective registration statement with respect to the shares evidenced by this certificate, filed and made effective under the Securities Act of 1933, or an opinion of counsel satisfactory to the Corporation to the effect that registration under such Act is not required.”

“The shares of stock represented by this certificate are subject to certain restrictions on transfer contained in an Option Agreement, a copy of which will be furnished upon request by the, issuer.”

13. Miscellaneous.

(a) Except as provided herein, this option may not be amended or otherwise modified unless evidenced in writing and signed by the Corporation and the Optionee.

(b) All notices under this option shall be mailed or delivered by hand or overnight courier to the parties at their respective addresses set forth beneath their names below or at such other address as may be designated in writing by either of the parties to one another.

(c) This option shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

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DATED: Effective as of the Date of Grant.

FELICITEX THERAPEUTICS, INC.

Dated: March 1, 2013	By:	/s/ Maria Vilenchik
Maria Vilenchik, Ph.D.
President & CEO Hereunto Duly Authorized

OPTIONEE’S ACCEPTANCE

The undersigned hereby accepts the foregoing option and agrees to the terms and conditions thereof. The undersigned hereby acknowledges receipt of a copy of the Corporation’s 2012 Stock Option and Restricted Stock Plan.

OPTIONEE

Dated: March 1, 2013

/s/ Yuriy Gankin
Yuriy Gankin

EXHIBIT 1

Notice of Option Exercise

Date:

TO:	The Treasurer of FELICITEX THERAPEUTICS, INC.:

The undersigned, in accordance with the provisions of a Stock Option Agreement (“Agreement”) between FELICITEX THERAPEUTICS, INC. (“Corporation”) and the undersigned, hereby gives notice pursuant to Section 3(b) of the Agreement of the undersigned’s exercise of the option pursuant to the Agreement to purchase (#)                              common shares of the Corporation for the aggregate payment for said shares of $                               (“Price”) payable as follows (please check one):

☐	by the tender of a check for immediately available funds for the entire Price (enclose check made payable to “FELICITEX THERAPEUTICS, INC.”);

☐	subject to the consent of the Corporation, by tendering (#) shares of the Corporation’s (type) stock;

☐	subject to the consent of the Corporation, by tendering $ in cash (enclose check made payable to “FELICITEX THERAPEUTICS, INC.”) and (#) shares of the Corporation’s (type) stock; or

☐	by alternative means approved by the Corporation’s Administrator as follows:

The undersigned represents and warrants to the Corporation that all of the representations and warranties set forth in Section 12(a) of the Agreement are true and correct as of the date of this Notice.

Signature:

Name:

Address:

Social Security Number: